EXHIBIT 23.1









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3/A of our report dated March 27, 2002 included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


                                     ARTHUR ANDERSEN LLP





May 15, 2002
Vienna, Virginia